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                                                                   Exhibit 10.10


                                    EXHIBIT G

                       RESTATED INVESTORS RIGHTS AGREEMENT

     This Agreement is made as of February 20, 1996 by and between Ventana Medical Systems, Inc., a Delaware corporation (the "Company"), and certain holders of the Company's Preferred Stock and Warrants to purchase Preferred Stock.

     WHEREAS, the Company intends to enter into a Note and Warrant Purchase Agreement. In connection with this transaction, the Company wishes to restate its prior Restated Investors Rights Agreement dated October 17, 1994, as amended, among the Company and certain holders of the Company's Preferred Stock and Warrants to purchase Preferred Stock (the "Prior Rights Agreement").

     NOW, THEREFORE, the parties hereto hereby agree as follows:

1.   Registration Rights.

     1.1 Certain Definitions. As used in this paragraph 1, the following terms shall have the following respective meanings:

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

         "Holder" shall mean the original purchaser of the Registrable Securities and any person holding Registrable Securities to whom the rights under this paragraph 1 have been transferred in accordance with paragraph 1.1 hereof.

         "Initiating Holders" shall mean any Holders of greater than one-quarter (1/4) of the outstanding Registrable Securities.

         "Registrable Securities" means (i) the Common Stock issuable upon conversion of Series A Preferred Stock issued pursuant to the Series A Preferred Stock Purchase Agreements dated December 31, 1987 and August 16, 1988; (ii) the Common Stock issuable upon conversion of the Series C Preferred Stock issued upon conversion of the Series B Preferred Stock issued pursuant to the Series B Preferred Stock Purchase Agreement dated and June 6, 1989, as amended December 29, 1989; (iii) the Common Stock issuable upon exercise of the Warrant for 45,000 shares of Series C Preferred Stock issued to Lease Management Associates, Inc.; (iv) the Common Stock issuable upon conversion of the Series C Preferred Stock issued pursuant to the Series C Preferred Stock Purchase Agreement dated April 22, 1991 and the Series C Preferred Stock Purchase Agreement dated October 10, 1991, as amended January 13, 1992; (v) the Common Stock issuable upon conversion of the Series D Preferred Stock issuable upon exercise of the Warrants issued to Victoria Bannister and Jack Schuler in connection with loans to the Company made pursuant to a Note Agreement dated April 15, 1992, (vi) the Common Stock issuable upon conversion of the Series D Preferred Stock issuable upon exercise of the Warrants issued to Marquette Venture Partners and MBW Venture Partners pursuant to the Bridge Loan and Warrant Agreement dated August 21, 1992; (vi) the Common Stock issuable upon conversion of the Series D Preferred Stock issued pursuant to the

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Series D Preferred Stock Purchase Agreement dated September 30, 1992, as amended
March 25, 1993, and as further amended April 26, 1993; (vii) the Common Stock issuable upon conversion of the Series D Preferred Stock issued pursuant to the Series D Preferred Stock Purchase Agreement dated October 17, 1994, as amended and the Common Stock issuable upon conversion of the Series D Preferred Stock issuable upon exercise of warrants issued pursuant to such Series D Preferred Stock Purchase Agreement; (viii) the Common Stock issuable upon conversion of the convertible subordinated promissory notes issued pursuant to the Note and Warrant Purchase Agreement of even date herewith, (ix) the Common Stock issuable upon conversion of the Series D Preferred Stock (or other securities) issuable upon exercise of the Series D Preferred Stock Warrants issued pursuant to the Note and Warrant Purchase Agreement; and (x) any Common Stock of the Company issued or issuable in respect of the Series A Preferred Stock, Series C
Preferred Stock, Series D Preferred Stock or other securities issued or issuable pursuant to the conversion of the Series A Preferred Stock, Series C Preferred Stock or Series D Preferred Stock upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Series A Preferred Stock, the Series C Preferred Stock or Series D Preferred Stock; provided, however, that shares of Common
Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold or are available for sale in the opinions of counsel to the Company and counsel to the Initiating Holders in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

         The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

         "Registration Expenses" shall mean all expenses, other than Selling Expenses, incurred by the Company in complying with paragraphs 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and disbursements of one counsel for all Holders.

         "Purchaser" shall mean a purchaser of Series A Preferred Stock pursuant to the Series A Preferred Stock Purchase Agreements dated December 31, 1987 and August 16, 1988, a purchaser of Series B Preferred Stock pursuant to the Series B Preferred Stock Purchase Agreement dated June 6, 1989 as amended December 29, 1989, a purchaser of Series C Preferred Stock pursuant to the Series C Preferred Stock Purchase Agreement dated April 22, 1991, a purchaser of Series C Preferred Stock pursuant to the Series C Preferred Stock Purchase Agreement dated October 10, 1991, as amended January 13, 1992, a purchaser of Series D Preferred Stock pursuant to the Series D Preferred Stock Purchase Agreement dated September 30, 1992, as amended March 25, 1993, and as further amended April 26, 1993, a purchaser of Series D Preferred Stock pursuant to the Series D

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Preferred Stock Purchase Agreement dated October 17, 1994 and a Purchaser of
Notes and Warrants pursuant to the Note and Warrant Purchase Agreement of even date herewith.

         "Restricted Securities" shall mean the securities of the Company required to bear a legend in the form set forth in paragraph 4.2 of the Series A Preferred Stock Purchase Agreements dated December 31, 1987 and August 16, 1988, the Series B Preferred Stock Purchase Agreement dated June 6, 1989 as amended December 29, 1989, the Series C Preferred Stock Purchase Agreements dated April 22, 1991 and October 10, 1991, the Series D Preferred Stock Purchase Agreement dated September 30, 1992, as amended March 25, 1993, and as further amended April 26, 1993, the Series D Preferred Stock Purchase Agreement dated October 17, 1994, as amended, and the Note and Warrant Purchase Agreement of even date herewith.

         "Act" shall mean the Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except for fees and disbursements of counsel included within the definition of Registration Expenses, all reasonable fees and disbursements of counsel for any Holder.

     1.2 Requested Registration.

         (a) Request for Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to shares of Registrable Securities having an expected aggregate offering price of at least $3,000,000, the Company will:

         (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

         (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company;

     Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this paragraph 1.2:

              (A) In any particular jurisdiction (other than New York or Illinois) in which the Company would be required to execute a general consent to service of process in effecting such

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registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

              (B) Prior to six months after the effective date of the Company's first registered public offering of its stock;

              (C) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

              (D) After the Company has effected two such registrations pursuant to this paragraph 1.2 (a), which registrations have been declared or ordered effective and in which registrations at least 50% of the securities requested to be registered for the account of the Holders have been sold;

              (E) If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the reasonable good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this paragraph 1.2 shall be deferred for a period not to exceed 120 days from the date of receipt of written request from the Initiating Holders.

     Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

         (b) Underwriting. In the event that a registration pursuant to paragraph 1.2 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to paragraph 1.2(a)(i). In such event, the right of any Holder to registration pursuant to paragraph 1.2 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this paragraph 1.2, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this paragraph 1.2, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be

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included in the registration and underwriting shall be allocated among all
Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 120 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

     1.3 Company Registration.

         (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

             (i)  promptly give to each Holder written notice thereof; and

             (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

         (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to paragraph 1.3(a)(i). In such event the right of any Holder to registration pursuant to paragraph 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this paragraph 1.3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities or other securities to be included in such registration. The Company shall so advise all Holders and other holders distributing their securities through such underwriting and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated as follows: (i) first, the securities the Company proposes to sell,
(ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders on the basis of

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the number of shares originally proposed to be registered by such Holders and
(iii) third, other securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities originally proposed to be registered by such holders. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

         (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this paragraph
1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

     1.4 Registration on Form S-3.

         (a) If any Holder or Holders holding in the aggregate not less than 5% of the then outstanding Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one registration pursuant to this paragraph 1.4 in any twelve (12) month period. The substantive provisions of paragraph 1.2(b) shall be applicable to each registration initiated under this paragraph 1.4.

         (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this paragraph 1.4: (i) in any particular jurisdiction other than New York or Illinois in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act; (ii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iii) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the reasonable good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the

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Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 120 days from the receipt of the request to file such registration by such Holder.

     1.5 Expenses of Registration. All Registration Expenses incurred in connection with all registrations pursuant to paragraphs 1.2, 1.3 and 1.4 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other Registration Expenses shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

     1.6 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this paragraph 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

         (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the Registration Statement has been completed;

         (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

     1.7 Indemnification.

         (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Act or any rule or regulation promulgated under the Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue

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statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

         (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the initial public offering price of the shares sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder.

         (c) Each party entitled to indemnification under this paragraph 1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this paragraph 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of 'each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     1.8 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the

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Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this paragraph 1.

     1.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

         (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Act or the Securities Exchange Act of 1934, as amended.

         (b) Use its best efforts to file with the commission in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

         (c) So long as a Purchaser owns any Restricted Securities to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

    1.10 Transfer of Registration Rights. The rights to cause the Company to register securities granted under paragraphs 1.2, 1.3 and 1.4 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities provided that such assignee or transferee acquires at least 50,000 shares of Registrable Securities. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any constituent partner of a Purchaser, without compliance with the preceding sentence, provided written notice thereof is promptly given to the Company.

    1.11 Standoff Agreement. Each Holder agrees, so long as such Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial public offering of the Company's securities or any public offering of the Company's securities made hereunder that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters,

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as the case may be, for such period of time (not to exceed one hundred twenty
(120) days) from the effective date of such registration as may be requested by the underwriters.

     1.12 Amendment and Termination of Registration Rights. With the written consent of the holders of more than 50% of the then outstanding Registrable Securities (including the securities convertible into Registrable Securities), the Company may amend this paragraph 1, or enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities as Registrable Securities under this Agreement. This paragraph 1 shall terminate six years following the effective date of the Company's first registered public offering of its stock. The Company shall not enter into any agreement which would conflict with or prohibit the Company from fulfilling its obligations hereunder.

2.   Issuance of New Securities: Right of First Refusal.

     Should the Company propose to sell and issue any New Securities, (as defined below) and should such sale and issuance be approved in the manner required by the Company's Certificate of Incorporation, the Company hereby grants to each Purchaser the right of first refusal to purchase, pro rata, a portion of such New Securities. A Purchaser's pro rata share, for purposes of this right of first refusal, is the ratio of the number of shares of Common Stock held by such Purchaser (including shares of Common Stock issuable upon conversion of Preferred Stock or acquirable upon exercise of warrants held by such Purchaser) to the total number of shares of Common Stock outstanding (including all securities convertible into, exchangeable for or exercisable for Common Stock). This right of first refusal shall be subject to the following provisions:

         (a) "New Securities" shall mean any capital stock of the Company whether or not now authorized, the rights, options or warrants to purchase capital stock and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term "New Securities" does not include (i) securities issuable upon exercise or conversion of currently outstanding securities; (ii) the Preferred Stock or the Common Stock into which such Preferred Stock is convertible; (iii) securities issued pursuant to a public offering pursuant to an effective registration statement under the Act;
(iv) securities issued pursuant to the Company's acquisition of another corporation by merger, purchase of substantially all the assets or other reorganization whereby the Company owns not less than fifty-one percent (51%) of the voting power of such corporation or entity; (v) securities issued to employees, consultants, and directors of or scientific advisors to the Company pursuant to any arrangement approved by the board of directors; (vi) securities issued in equipment leasing or equipment financing transactions; and (vii) securities issued in connection with any stock split or stock dividend of the Company.

         (b) In the event the Company proposes to undertake an issuance of New Securities and after it has received a bona fide offer to purchase such New Securities, it shall give each Purchaser written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. Each Purchaser shall have twenty
(20) days from the date of receipt of any such notice to agree to purchase the Purchaser's pro rata share of such

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New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New, Securities to be purchased.

         (c) In the event the Purchaser fails to exercise the right of first refusal within said twenty (20) day period, the Company shall have one hundred twenty (120) days thereafter, to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New Securities respecting which the Purchaser's option was not exercised, at the price and upon the terms specified in the Company's notice. In the event the Company has not entered into an agreement to sell the New securities within said 120-day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Purchasers in the manner provided above.

         (d) The right of first refusal granted under this Agreement shall expire upon the first to occur of the following: (i) the closing of a Qualifying Public Offering (as defined in Article 4, Section 4(b) of the Company's Restated Certificate of Incorporation) a public offering pursuant to an effective registration statement under the Act, or (ii) as to any Purchaser if such Purchaser no longer holds 80,000 shares of Preferred Stock (or Common Stock issued upon conversion of such Preferred Stock).

3.   Waivers and Amendments to Prior Agreements.

     3.1 Waivers. The holders of Preferred Stock hereby waive their rights of first refusal set forth in paragraph 2 of the Prior Rights Agreement with regard to the proposed sale and issuance of the Notes and the Warrants (and the Series D Preferred Stock issuable upon exercise of the Warrants and the Common Stock issuable upon conversion thereof) pursuant to the Note and Warrant Purchase Agreement of even date herewith. This waiver shall be effective upon execution of this Agreement by the Company and the holders of more than 50% of the Preferred Stock.

     3.2 Amendments to Prior Agreements. The Prior Rights Agreement is hereby terminated and superseded in its entirety by this Agreement. This amendment to the Prior Rights Agreement shall be effective upon the execution of this Agreement by the Company and the holders of more than 50% of the Preferred Stock.

4.   Miscellaneous.

     4.1 Waivers and Amendments. With the written consent of the Company and the Holders of more than 50% of the Registrable Securities, the obligations of the Company and the rights of the Holders under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid percentage of Registrable Securities, the Holders of which are required to consent to any waiver or supplemental agreement without the consent of the Holders of all of the Registrable Securities. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing. Any amendment, waiver or supplementary agreement effected in accordance with this paragraph shall be binding upon each Holder of any Registrable Securities then outstanding, each future Holder of all such Registrable Securities and the Company.

     4.2 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

     4.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     4.4 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof

     4.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and may be delivered in person, by telecopy with written confirmation, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed (a) if to a Holder, at such address as such Holder shall have furnished the Company in writing, or; until any such Holder so furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (b) if to the Company, at such address as the Company shall have furnished to the Holders in writing.

     Each such notice or other communication shall for all purposes this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or if sent by telecopier with written confirmation, at the earlier of (i) 24 hours after confirmation of transmission by the sending telecopier machine or (ii) delivery of written confirmation.

     4.6 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     4.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     4.8 Nominees. Securities registered in the name of a nominee for a Holder shall, for purposes of this Agreement, be treated as being owned by such Holder.

     4.9 SBIC Regulatory Matters.

         (a) SBIC Regulatory Compliance Cooperation.

             (i) If a Purchaser determines that it has a Regulatory Problem (as defined below), the Company agrees to take all such actions as are reasonably requested by such Purchaser (x) to effectuate and facilitate any transfer by such Purchaser of any Securities (as defined below) of the Company then held by such Purchaser to any Person designated by such Purchaser, (y) to permit such Purchaser (or any Affiliate of such Purchaser) to exchange all or any portion of the voting Securities then held by such Person on a share-for-share basis for shares of a class of nonvoting Securities of the Company, which nonvoting Securities shall be identical in all respect to such voting Securities, except that such new Securities shall be nonvoting and shall be convertible into voting Securities on such terms as are requested by such Purchaser in light of regulatory considerations then prevailing, and (z) to continue and preserve the respective allocation of the voting interests with respect to the Company provided for in the Purchase Agreement and with respect to such Purchaser's ownership of the Company's voting securities. Such actions may include, without limitation, (x) entering into such additional agreements as are reasonably requested by such Purchaser to permit any Person(s) designated by such Purchaser to exercise any voting power which is relinquished by such stockholder upon any exchange of voting Securities for nonvoting Securities of the Company; and (y) entering into such additional agreements, adopting such amendments to the Certificate of Incorporation and bylaws of the Company and taking such additional actions as are reasonably requested by such Purchaser in order to effectuate the intent of the foregoing.

             (ii) If a Purchaser has the right or opportunity to acquire any of the Company's Securities from the Company, any Purchaser or any other Person (as the result of a preemptive offer, pro rata offer or otherwise), at such Purchaser's request the Company will offer to sell (or if the Company is not the seller, to cooperate with the seller and such stockholder to permit such seller to sell) such non-voting Securities on the same terms as would have existed had such Purchaser acquired the Securities so offered and immediately requested their exchange for non-voting Securities pursuant to paragraph (i) above.

             (iii) Before the Company redeems, purchases or otherwise acquires, directly or indirectly, or converts or takes any action with respect to the voting rights of, any Securities, the Company shall give written notice of such pending action to each Purchaser. Upon the written request of any Purchaser made within 10 days after its receipt of such notice stating that after giving effect to such action such Purchaser would have a Voting Regulatory Problem, the Company shall defer taking such action for such period (not to extend beyond 45 days after such Purchaser's receipt of the Company's original notice) as such Purchaser requests to permit it and its Affiliates to reduce the quantity of the Company's Securities they own or take other appropriate action in order to avoid the Voting Regulatory Problem. In addition, in the event of any merger, consolidation, recapitalization or other transaction involving the Company pursuant to which any Purchaser would be required to take any voting Securities, or any Securities convertible into or exchangeable or exercisable for, voting Securities, the Company will give the Purchaser at least 30 days notice of the closing of such transaction and will cooperate with the Purchaser in seeking to resolve any Voting Regulatory Problem which such Purchaser may have as a result of such transaction.

             (iv) In the event that any Subsidiary of the Company ever offers to sell any of its Securities, then the Company will cause such Subsidiary to enter into agreements with each stockholder substantially similar to this Section 4.9.

         (b) Cooperation of Other Stockholders. Each Purchaser agrees to cooperate with the Company in complying with Section 4.9(a) above, including without limitation, voting to approve amending the Company's Certificate of Incorporation in a manner reasonably requested by the Purchaser requesting such amendment; provided, however, that no Purchaser shall be required to vote in favor of any such amendment to the Company's Certificate of Incorporation which adversely affects such Purchaser.

         (c) Covenant Not to Amend. The Company and each Purchaser agree not to amend or waive the voting or other provisions of this Agreement or the Company's Certificate of Incorporation if such amendment or waiver would cause any Stockholder to have a Voting Regulatory Problem promptly after it has notice of such amendment or waiver. No provision of this Section 4.9 may be amended without the consent of The CIT Group/Venture Capital, Inc.

         (d) Certain Definitions. As used in this Section 4.9:

             "Person" shall be construed broadly and shall include an individual, partnership, corporation, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization, union, business association, firm, government or agency or political subdivision thereof, or other entity.

             "Regulatory Problem" means (i) any set of facts or circumstance wherein it has been asserted by any governmental regulatory agency (or a Purchaser believes that there is a substantial risk of such assertion) that such Purchaser is not entitled to hold, or exercise any significant right with respect to, the Securities or (ii) a Voting Regulatory Problem.

             "Securities" means with respect to any Person, such Person's capital stock or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, such Person's capital stock. Whenever a reference herein to Securities is referring to any derivative Securities, the rights of a Purchaser shall apply to such derivative Securities and all underlying Securities directly or indirectly issuable upon conversion, exchange or exercise of such derivative securities.

             "Voting Regulatory Problem" shall exist when a Person and such Person's Affiliates would own, control or have power over a greater quantity of Securities of any kind issued by the Company or any other Person than are permitted under any requirement of any governmental authority."

     The foregoing Restated Investors Rights Agreement is hereby executed as of the date first above written.

COMPANY:

VENTANA MEDICAL SYSTEMS, INC.


By: /s/  R. JAMES DANEHY
   --------------------------
   R. James Danehy, President

HOLDERS:

                                                                    Number and
        Name of Holder                                        Series of Shares
        --------------                                        ----------------

- ----------------------------                                   10,000 Series D
Edwin A. Albritton

- ----------------------------                                   23,256 Series D
Jerry D. Armstrong
/s/  ALFRED R. BADER
- ----------------------------                                  107,539 Series D
Alfred R. Bader
/s/  ISABEL BADER
- ----------------------------                                   10,000 Series D
Isabel Bader


DANIEL BADER, MARVIN KLITSNER,                                 15,000 Series D
JERE D. McGAFFEY, WAYNE R. LUEDERS,
TRUSTEES OF THE DANIEL BADER 1992
INVESTMENT TRUST DATED 5/20/92

By:     /s/ DANIEL BADER
       ---------------------
Title:      Trustee
       ---------------------

/s/  VICTORIA BANNISTER
- ----------------------------                                  300,000 Series C
Victoria Bannister                                             21,715 Series D

/s/  REX J. BATES
- ----------------------------                                   53,770 Series D
Rex J. Bates

- ----------------------------                                   11,628 Series D
James D. Bell

                                                                     Number and
                                                               Series of Shares
                                                               ----------------

JAMES L. BENNINGTON AND                                        3,334 Series C
JOSEPHINE K. BENNINGTON
LIVING TRUST

By:
       ----------------------
Title:
       ----------------------

- -----------------------------                                  7,778 Series C
Lawrance A. Brown, Jr.                                           621 Series D


- -----------------------------                                 23,256 Series D
Ray O. Brownlie


- -----------------------------                                 44,445 Series C
Ian R.N. Bund


BUSINESS DEVELOPMENT FINANCE                                  41,666 Series C
CORPORATION

By:
        ---------------------
Title:
        ---------------------


- -----------------------------                                 23,401 Series A
J. Charles Casebeer


- -----------------------------                                 16,000 Series A
Mary Cawley


- -----------------------------                                  1,000 Series C
Mary Cawley, as custodian for
Graham Dexter Cawley

                                                                   Number and
                                                             Series of Shares
                                                             ----------------

- -----------------------------                                1,000 Series C
Mary Cawley, as custodian for
Andrew Clinton Cawley


- -----------------------------                               14,000 Series D
Joseph Charboneau


- -----------------------------                                7,693 Series A
Ardner R. Cheshire


WAYNE L. CLEVENGER PENSION PLAN                              1,112 Series C

By:
    -------------------------

Title:
       ----------------------


- -----------------------------                               20,000 Series D
David Collin


CORONADO CO-INVESTORS, L.P.                                 37,778 Series C

By:
    -------------------------

Title:
       ----------------------


CORONADO VENTURE FUND, L.P.                                153,847 Series A
                                                           172,668 Series C

By:
    -------------------------

Title:
       ----------------------

                                                                   Number and
                                                             Series of Shares
                                                             ----------------

CORONADO VENTURE FUND II, L.P.                               438,889 Series C
                                                               2,325 Series D
By:
    --------------------------

Title:
       -----------------------


CORONADO VENTURE FUND III, L.P.                              279,071 Series D

By:
    --------------------------

Title:
       -----------------------


- ------------------------------                                46,512 Series D
John Curran


CURRAN PARTNERS                                               93,024 Series D

By:
    --------------------------

Title:
       -----------------------


- ------------------------------                                27,160 Series D
Herbert Austin Pope Doree


DRC TRUST DATED OCTOBER 19, 1993                              24,807 Series A
                                                              25,000 Series C

By: --------------------------                                 6,744 Series D
    Donald R. Caughey, Trustee

                                                                   Number and
                                                             Series of Shares
                                                             ----------------

MYRON EICHEN, JOAN D. EICHEN,                               23,770 Series D
TRUSTEES OF THE EICHEN FAMILY
TRUST UTA 05/26/82

By:
    -------------------------

Title:
       ----------------------


SUSAN STEIN ELMENDORF TRUST                                 89,535 Series D
U/W CLARA M. STEIN,

FIDUCIARY TRUST

By: /s/ REX BATES
    -------------------------

Title: Trustee
       ----------------------


- -----------------------------                                4,000 Series A
Gist Farr, M.D.


THE CHARLOTTE C. FINLEY TRUST DATED                          2,500 Series A
OCTOBER 14, 1994, CHARLOTTE C. FINLEY,
TRUSTEE, FEIN: ###-##-####

By:
    -------------------------

Title:
       ----------------------


THE FINLEY FAMILY TRUST DATED OCTOBER 14,                    2,500 Series A
1994, SARAH FINLEY, ANN BUTLER, PAUL R. FINLEY
AND IAN D. FINLEY, CO-TRUSTEES, FEIN: 86-6234869

By:
    -------------------------

Title:
       ----------------------

                                                                     Number and
                                                               Series of Shares
                                                               ----------------

PEOPLES BANK OF BLOOMINGTON,                                   20,000 Series D
STEVEN R. FRANK IRA

By:
    -------------------------------

Title:
       ----------------------------

/s/ EDWARD M. GILES
- -----------------------------------                            49,439 Series D
Edward M. Giles IRA Fiduciary Trust


- -----------------------------------                            30,386 Series D
Shirley R. Greene


- -----------------------------------                             7,693 Series A
Donald W. and Kathleen Grogan


- -----------------------------------                            12,308 Series A
Thomas F. Grogan, Jr.


LEO S. GUTHMAN TTEE UNDER THE LEO                              23,300 Series D
GUTHMAN TRUST DTD 07/15/83

By:  /s/ LEO S. GUTHMAN
    -------------------------------

Title:
       ----------------------------


- -----------------------------------                             2,223 Series C
Robert J. Harrington


- -----------------------------------                            36,500 Series A
Thomas B. Healy, Jr.                                           20,000 Series C

                                                                 Number and
                                                           Series of Shares
                                                           ----------------
/s/ JOHN HOGAN
- ------------------------------                              21,496 Series D
John Hogan IRA Fiduciary Trust


HOKENSTAD & CO.                                             10,000 Series C

By:
    --------------------------

Title:
       -----------------------


- ------------------------------                              23,077 Series A
W. Ross Humphreys


ILLINOIS WESLEYAN UNIVERSITY                               236,280 Series D
ENDOWMENT

By:
    --------------------------

Title:
       -----------------------


INTERWEST PARTNERS IV, L.P.                              1,003,616 Series D

By:    Interwest Management Partners, IV
       L.P., its general partner

By:    /s/ ALAN W. CRITES
       -----------------------
       Alan W. Crites,
       General Partner


JASTLA & Co.                                               177,440 Series D

By:   [SIGNATURE CUT]
    --------------------------

Title:  Controller
       -----------------------

                                                                   Number and
                                                             Series of Shares
                                                             ----------------

- -----------------------------                                 11,628 Series D
George F. Kasten, Jr.


J.N. KAZAN ASSOCIATES                                          5,116 Series D

By:
    -------------------------

Title:
       ----------------------


- -----------------------------                                 21,425 Series D
Andrew B. Kim IRA


LMM PARTNERSHIP #1                                            29,712 Series C

By:
    -------------------------

Title:
       ----------------------


- -----------------------------                                153,847 Series A
J. David Lowell


LEASE MANAGEMENT SERVICES, INC.                               24,070 Series C

By:
    -------------------------

Title:
       ----------------------

                                                                     Number and
                                                               Series of Shares
                                                               ----------------

MARQUETTE VENTURE PARTNERS L.P.                               3,333,333 Series C
                                                                583,465 Series D

By:      Marquette Venture Associates
         L.P., Its General Partner

By:      Marquette Management Partners
         L.P., Its General Partner

By:
         ------------------------------

Title:
         ------------------------------


MARQUETTE VENTURE PARTNERS II, L.P.                           1,134,859 series D

By:      Marquette General II,
         Its General Partner

By:      JED, Limited Partnership, or LDR,
         Limited Partnership, or JP,
         Limited Partnership, Its Partners

By:
         ------------------------------

Title:
         ------------------------------


MBW VENTURE PARTNERS L.P.                                     2,968,978 Series C
                                                                474,981 Series D

By:      /s/ JAMES R. WEERSING
         ------------------------------

Title:   Manager Director
         ------------------------------


PHILIP E. McCARTHY PENSION PLAN                                   2,224 Series C

By:
         ------------------------------

Title:
         ------------------------------

                                                                    Number and
                                                              Series of Shares
                                                              ----------------
/s/  DAVIS U. MERWIN
- ----------------------------                                  53,770 Series D
Davis U. Merwin


- ----------------------------                                   7,693 Series A
Thomas P. Miller                                               6,000 Series C

/s/  PETER MODEL
- ----------------------------                                  41,256 Series D
Peter Model


MODEL CHARITABLE LEAD TRUST                                  111,024 Series D

By:       /s/  PETER MODEL
         -------------------

Title:      Trustee
         -------------------


MVP II AFFILIATE FUND, L.P.                                   32,425 Series D

By:      Marquette General II,
         Its General Partner

By:      JED, Limited Partnership, or LDR,
         Limited Partnership, or JP,
         Limited Partnership, Its Partners

By:       [SIGNATURE CUT]
         -------------------

Title:    General Partner
         -------------------


- ----------------------------                                   2,308 Series A
Marijo Nagle


- ----------------------------                                   2,308 Series A
Raymond B. Nagle

                                                                   Number and
                                                             Series of Shares
                                                             ----------------

NATIONAL ACADEMY OF PUBLIC                                   30,000 Series D
ADMINISTRATION

By:
         ----------------------

Title:
         ----------------------



- -------------------------------                               6,000 Series C
David Nunnery


- -------------------------------                              25,770 Series A
John A. O'Malley, Ph.D                                       18,611 Series C


DOROTHY L. O'NEAL REVOCABLE TRUST                            25,477 Series A
                                                             22,223 Series C
By:
         ----------------------

Title:
         ----------------------

/s/ RICHARD B. PETERSON
- -------------------------------                              49,700 Series D
Richard B. Peterson


- -------------------------------                              30,386 Series D
Frederick W. Rapp


- -------------------------------                              30,386 Series D
Mardell H. Rapp


- -------------------------------                              30,386 Series D
Robert M. Reardon


- -------------------------------                               6,980 Series D
David P. Reddrop

                                                                  Number and
                                                            Series of Shares
                                                            ----------------

- -----------------------------                                25,000 Series D
Joseph Ricardo

/s/ WILLIAM H. SCHIELD, JR.
- -----------------------------                                30,000 Series D
William H. Schield, Jr.

/s/ JACK W. SCHULER
- -----------------------------                               222,223 Series C
Jack W. Schuler                                             250,163 Series D


- -----------------------------                                84,615 Series A
Jan Karel Smeets


STATE FARM MUTUAL AUTOMOBILE                                222,223 Series C
INSURANCE COMPANY                                         1,860,466 Series D

By:      /s/ JOHN S. CONKLIN      By:  [SIGNATURE CUT]
         --------------------          ------------------
Title:   VP-Fixed Income          Its: Investment Officer
         --------------------          ------------------

/s/ REX J. BATES
- -----------------------------                               150,305 Series D
Sydney Stein, Jr., As Trustee
of Self Declaration of Revocable Trust


- -----------------------------                                 8,333 Series C
Doug Sweet


- -----------------------------                                 2,223 Series C
Thomas A. & Rosemary S. Tisch


- -----------------------------                                 3,623 Series C
Thomas A. & Rosemary S. Tisch                                   506 Series D
Trust dated 10/3/80

                                                                 Number and
                                                           Series of Shares
                                                           ----------------

- -------------------------------                            5,555 Series B
Raymond R. Tubbs


VALLEY PARTNERS                                           46,154 Series A

By:
         ----------------------
Title:
         ----------------------


VERTICAL MEDICAL PARTNERS, L.P.                           99,622 Series D

By:      /s/ RICHARD EMMETT
         ----------------------
Title:   General Partner
         ----------------------


VERTICAL FUND ASSOCIATES, L.P.                            99,622 Series D

By:      /s/ RICHARD EMMETT
         ----------------------
Title:   General Partner
         ----------------------


VERTICAL PARTNERS, L.P.                                  233,176 Series D

By:      /s/ RICHARD EMMETT
         ----------------------
Title:   General Partner
         ----------------------

                                                              Number and
                                                        Series of Shares
                                                        ----------------

4600 INVESTMENT PARTNERSHIP                             49,275 Series D

By:       /s/ EUGENE C. SIT
         -------------------
Title:   Partner
         -------------------


- ----------------------------                            23,256 Series D
James B. Wallace


JAMES R. WEERSING AND MARY H.                           15,557 Series C
WEERSING, TRUSTEES OF THE                                1,241 Series D
WEERSING FAMILY TRUST U/D/T
DATED APRIL 24, 1991

By:
         -------------------
Title:
         -------------------


NED M. WEINSHENKER                                       2,446 Series C
MONEY PURCHASE PENSION PLAN

By:
         -------------------
Title:
         -------------------


- ----------------------------                             1,612 Series C
Damion E. Wicker


THE WILKERSON FAMILY CHARITABLE                         23,256 Series D
LEAD TRUST

By:
         -------------------
Title:
         -------------------

                                                                Number and
                                                          Series of Shares
                                                          ----------------

- ----------------------------                              30,770 Series A
William Kent Wonders

/s/ GEORGE F. WOOD
- ----------------------------                              23,256 Series D
George F. Wood


WS INVESTMENT CO.                                         16,667 Series C

By:
         -------------------
Title:
         -------------------


- ----------------------------                              23,077 Series A
Jessica Youle


CIT Group/Venture Capital, Inc.                          930,233 Series D

By:      /s/ BRUCE SCHACKMAN
         -------------------
Title:   Vice President
         -------------------